SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-167667	42-1770123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Davies Ave Toronto, Ontario Canada	M4M 2A9
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 357-0399

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 1, 2019, Two Hands Corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Firstfire Global Opportunities Fund, LLC, a Delaware limited liability company (the “Buyer”), relating to the issuance and sale of (i) a Senior Convertible Note (the “Note”) of $200,000 in principal amount including $180,000 actual payment of purchase price with interest accruing on the outstanding principal amount of the Note at the rate of 7% per annum with accrual commencing on the date that the Note is fully funded and shall be computed on the basis of a 365-day year and the actual number of days elapsed. Any principal amount or interest which is not paid when due shall bear interest at the rate of 15% per annum from the due date until the same is paid, the Note matures on September 1, 2020, and (ii) a Common Stock Purchase Warrant (the “Warrant”) to purchase 1,0000,000 shares of common stock of the Company, par value per share $0.0001 with an exercise price of $0.20 per share, to Buyer, in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act. On March 12, 2019, the Company received $180,000 from Buyer.

The foregoing descriptions of the SPA, Note and Warrant is only a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to such documents. A copy of the SPA, Note and Warrant is filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this current report on Form 8-K.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or and Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document	Location
10.1	Securities Purchase Agreement, by and between Two Hands Corporation and Firstfire Global Opportunities Fund, LLC dated, March 1, 2019.	Filed herewith.
10.2	Senior Convertible Promissory Note, by and between Two Hands Corporation and Firstfire Global Opportunities Fund, LLC dated, March 1, 2019.	Filed herewith.
10.3	Common Stock Purchase Warrant Agreement by and between Two Hands Corporation and Firstfire Global Opportunities Fund, LLC dated, March 1, 2019.	Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2019

TWO HANDS CORPORATION By: /s/ Nadav Elituv Nadav Elituv Chief Executive Officer

3